EXHIBIT 23




                          INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in the Registration Statements No. 33-42457 and 33-50332 of RegeneRx Biopharmaceuticals, Inc. on Forms S-8 of our report dated February 28, 2003, appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.








                         /s/ Reznick Fedder & Silverman




Bethesda, Maryland
March 31, 2003